UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 26, 2024
Date of Report (Date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of principal executive offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2024, Polaris Inc. ("Polaris") entered into an amendment (the "Amendment") to its existing credit facility with U.S. Bank National Association, as administrative agent, and the several lenders party thereto (the "Amended Credit Agreement") to provide for a new incremental 364-day term loan in the amount of $400 million (the "Incremental Term Loan Facility"). The proceeds of the Incremental Term Loan Facility will be used to repay in part outstanding revolving loans and for general corporate purposes.

The new Incremental Term Loan Facility is unsecured and has a term of 364-days, ending on July 25, 2025. The applicable margin for advances under the Incremental Term Loan Facility ranges from 0.75% to 0% for base rate advances and from 1.75% to 1.00% for Term SOFR advances, in each case depending on Polaris' net leverage ratio.

The Amended Credit Agreement continues to be subject to various covenants generally consistent with the existing credit agreement. The Amended Credit Agreement also continues to contain standard covenants with regards to mergers and consolidations, asset sales, and is subject to acceleration upon various events of default.

A copy of the Amendment, attaching the Amended Credit Agreement, filed as Exhibit 10.1, hereto qualifies the above description and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amendment No. 7 dated as of July 26, 2024 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018, by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	July 26, 2024
POLARIS INC.

/s/ Robert P. Mack
Robert P. Mack
Chief Financial Officer